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                              STOCKHOLDER AGREEMENT

            STOCKHOLDER AGREEMENT, dated as of May 28, 1998 (the "Agreement"), between the undersigned holder (the "Holder") of shares of the common stock, $5 par value (the "Company Common Stock"), of First Hawaiian, Inc., a Delaware corporation (the "Company"), and Banque Nationale de Paris, a societe anonyme or limited liability banking corporation organized under the laws of the Republic of France ("BNP").

                                    RECITALS

            The Company and BancWest Corporation, a California corporation and a wholly-owned subsidiary of BNP ("BancWest"), propose to enter into an Agreement and Plan of Merger dated as of the date hereof (the "Merger Agreement"; capitalized terms not otherwise defined herein being used herein as therein defined), pursuant to which BancWest would be merged (the "Merger") with and into the Company, and each outstanding share of common stock of BancWest would be converted into the right to receive shares of Class A Common Stock, par value $1 per share, of the Company;

            As a condition to entering into the Merger Agreement, BNP has requested the Holder to agree, and Holder has agreed, to enter into this Agreement;

            Prior to the date hereof, BNP and the Holder had no agreement, arrangement or understanding (as defined in Section 203 of the Delaware General Corporation Law (the "DGCL")) for the purpose of acquiring, holding, voting or disposing of shares of Company Common Stock; and

            In consideration of the agreements contained herein, prior to the date hereof, and prior to the time at and date on which BNP became an "interested stockholder" for purposes of Section 203 of the DGCL, the board of the directors of the Company has approved the agreement of the Holder to vote as provided in Section 2 of this Agreement and not to transfer shares of Company Common Stock as provided in Section 4(b) of this Agreement.

                                    AGREEMENT

            NOW, THEREFORE, the parties hereto agree as follows:

            1. Representations and Warranties of the Holder. The Holder represents and warrants to BNP as follows:
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            (a) Ownership of Securities. The Holder is the record owner of the number of shares of Company Common Stock (the "Existing Securities") (together with any shares of Company Common Stock hereafter acquired by the Holder, the "Subject Securities") set forth on the signature page to this Agreement. The Holder does not own any securities of the Company on the date hereof other than the Existing Securities. The Holder has sole voting power (and the power to act by written consent) and sole power to issue instructions with respect to the voting of the Existing Securities and sole power of disposition of the Existing Securities and, on the record date for, and on the date of the stockholders meeting of the Company held to vote on adoption of the Merger Agreement, will have sole voting power (and the power to act by written consent) and sole power to issue instructions with respect to the voting of all of the Subject Securities and sole power of disposition of the Subject Securities.

            (b) Power; Binding Agreement. The Holder has full power and authority to enter into and perform all of its obligations under this Agreement. This Agreement has been duly and validly executed and delivered by the Holder and constitutes a valid and binding agreement of the Holder, enforceable against the Holder in accordance with its terms.

            (c) No Conflicts. No filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority or any other person or entity is necessary for the execution of this Agreement by the Holder and the consummation by the Holder of the transactions contemplated hereby, and neither the execution and delivery of this Agreement by the Holder nor the consummation by the Holder of the transactions contemplated hereby nor compliance by such Holder with any of the provisions hereof will conflict with or result in any breach of any applicable organizational documents or instruments applicable to such Holder, result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third-party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which such Holder is a party or by which the Holder's Subject Securities may be bound or violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to the Holder as of the date hereof.

            (d) No Liens. The Existing Securities are now and, at all times during the term hereof, the Subject Securities will be held by the Holder, or by a nominee or custodian for the benefit of the Holder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever, except for any encumbrances arising hereunder.

            2. Agreement to Vote Shares. At every meeting of the stockholders of the Company called with respect to any of the following, and at every adjournment thereof, and on every action or approval by written consent of the stockholders of the Company with respect to any of the following, the Holder irrevocably agrees that it shall vote all the Subject Securities that it beneficially owns on the record date of any such vote or action: (i) in favor of the Merger, the adoption of the Merger Agreement and the approval of the terms thereof
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(with such modifications as the parties thereto may make (except for modifications that would adversely affect the Holder)) and each of the other transactions contemplated by the Merger Agreement and (ii) against the following actions (other than the Merger and the transactions contemplated by the Merger Agreement): (1) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company; (2) a sale, lease or transfer of all or substantially all of the assets of the Company or a reorganization, recapitalization, dissolution or liquidation of the Company; or
(3) (a) any change in the majority of the board of directors of the Company; (b) any material amendment of the Company's Certificate of Incorporation; (c) any other material change in the Company's corporate structure or business; or (d) any other action; which, in the case of each of the matters referred to in clauses (a), (b), (c) or (d) above, is intended, or could reasonably be expected, to materially impede, interfere with, delay, postpone or adversely affect the consummation of the Merger on the terms set forth in the Merger Agreement or the consummation of the other transactions contemplated there by or by this Agreement.

            3. Covenants of the Holder. The Holder hereby agrees and covenants that:

            (a) No Solicitation. The Holder shall not, directly or indirectly, solicit (including by way of furnishing information) or respond to any inquiries or the making of any proposal by any person or entity (other than BNP or any affiliate of BNP) with respect to the Company that constitutes or could reasonably be expected to lead to a Takeover Proposal (other than the transactions contemplated by the Merger Agreement). The Holder will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore by or on its behalf with respect to any of the foregoing.

            (b) Restriction on Transfer, Proxies and Noninterference. The Holder shall not, directly or indirectly: (i) except pursuant to the terms of the Merger Agreement offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, any or all of the Subject Securities, unless the transferee or pledgee of such Subject Securities agrees in writing in a form reasonably satisfactory to BNP (with a copy furnished to BNP) to be bound by all of the provisions of this Agreement with respect to such transferred or pledged Subject Securities; (ii) except as contemplated hereby, grant any proxies or powers of attorney, deposit any such Subject Securities into a voting trust or enter into a voting agreement with respect to any of the Subject Securities; or (iii) take any action that would make any representation or warranty contained herein untrue or incorrect or have the effect of preventing or disabling the Holder from performing its obligations under this Agreement.

            (c) Cooperation. The Holder shall use all reasonable efforts to cooperate with BNP to effect the transactions contemplated by the Merger Agreement and provide any information reasonably requested by BNP in connection with any regulatory application or filing made or approval sought for such transactions.
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            4. Fiduciary Duties. Notwithstanding anything in this Agreement to the contrary, the covenants and agreements set forth herein shall not prevent any of the Holder's designees now or hereafter serving on the Company's Board of Directors (including, without limitation, each of the trustees of the Holder whose name appears on the signature page hereto) from taking any action, subject to applicable provisions of the Merger Agreement, while acting in such designee's capacity as a director of the Company. BNP acknowledges and agrees that each such trustee of the Holder who has signed this Agreement on behalf of the Holder does so solely in his capacity as trustee of the Holder, as a stockholder of the Company, and not in his capacity as a director, officer or employee of the Company, and that such action on behalf of the Holder does not limit or restrict his ability to vote, or otherwise act, in his capacity as a director, officer or employee of the Company. Notwithstanding the foregoing, this Agreement shall be and shall remain binding upon the Holder irrespective of any action taken by any such trustee in his capacity as a director of the Company.

            5. Assignment; Benefits. This Agreement may not be assigned by any party hereto without the prior written consent of the other party. This Agreement shall be binding upon, and shall inure to the benefit of, the Holder, BNP and their respective successors and permitted assigns.

            6. Death or Incapacity of Trustees. The death or incapacity of any trustee shall not revoke or affect in any respect the validity or enforceability of this Agreement.

            7. Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made if and when delivered personally or by overnight courier or sent by electronic transmission, with confirmation received, to the telecopy numbers specified below:

            If to the Holder:

            The Estate of Samuel Mills Damon
            First Hawaiian Center
            999 Bishop Street, Suite 2800
            Honolulu, Hawaii 96813
            Telecopier No.: (808) 536-3729
            Telephone No.:  (808) 536-3717
            Attention: Executive Secretary

            With copies to:

            Milbank, Tweed, Hadley & McCoy
            Chase Manhattan Plaza
            New York, New York 10005
            Telecopier No.: (212) 530-5219
            Telephone No.: (212) 530-5548
            Attention: John T. O'Connor, Esq.
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            and

            Simpson Thacher & Bartlett
            425 Lexington Avenue
            New York, New York  10017
            Telecopier No.: (212) 455-2502
            Telephone No.: (212) 455-2000
            Attention: Lee Meyerson, Esq.

            If to BNP:

            Banque Nationale de Paris
            Affaires Juridiques et Fiscales
            Affaires Juridiques Internationales
            1, Boulevard Haussmann
            75009 Paris
            France
            Telecopier No.: (011) (33) (1) 40.14.86.30
            Telephone No.: (011) (33) (1) 40.14.26.78
            Attention: General Counsel

            With copies to:

            Pillsbury Madison & Sutro LLP
            235 Montgomery Street
            San Francisco, California 94104
            Telecopier No.: (415) 983-1200
            Telephone No.: (415) 983-1000
            Attention: Rodney R. Peck, Esq.

            and

            Cleary Gottlieb Steen & Hamilton
            One Liberty Plaza
            New York, New York 10006
            Telecopier No.: (212) 225-3999
            Telephone No.: (212) 225-2000
            Attention: Robert L. Tortoriello, Esq.

or to such other address or telecopy number as any party may have furnished to the other parties in writing in accordance herewith.

            8. Notice of Litigation. The Holder shall promptly notify BNP of any pending or, to its knowledge, threatened action or proceeding challenging the validity or enforceability of this Agreement.
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            9. Specific Performance. The parties hereto agree that irreparable harm would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

            10. Amendment. This Agreement may not be amended or modified, except by an instrument in writing signed by or on behalf of each of the parties hereto. This Agreement may not be waived by either party hereto, except by an instrument in writing signed by or on behalf of the party granting such waiver.

            11. Governing Law; Consent to Jurisdiction. (i) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of law. The Holder hereby irrevocably and unconditionally consents to submit to the non-exclusive jurisdiction of the courts of the State of New York and of the United States of America, in each case located in the County of New York, for any action, proceeding or investigation in any court or before any governmental authority ("Litigation") arising out of or relating to this Agreement and the transactions contemplated hereby. The Holder hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any such Litigation, the defense of sovereign immunity, any claim that it is not personally subject to the jurisdiction of the aforesaid courts for any reason other than the failure to serve process in accordance with this
Section 11, that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and to the fullest extent permitted by applicable law, that the Litigation in any such court is brought in an inconvenient forum, that the venue of such Litigation is improper, or that this Agreement, or the subject matter hereof, may not be enforced in or by such courts and further irrevocably waives, to the fullest extent permitted by applicable law, the benefit of any defense that would hinder, fetter or delay the levy, execution or collection of any amount to which the party is entitled pursuant to the final judgment of any court having jurisdiction. Each of the parties irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any and all rights to trial by jury in connection with any Litigation arising out of or relating to this Agreement or the transactions contemplated hereby.

      (ii) Each of the parties irrevocably consents to the service of process out of any of the aforementioned courts in any such Litigation by the mailing of copies thereof by registered airmail, postage prepaid, to such party at its address set forth in this Agreement, such service of process to be effective upon acknowledgment of receipt of such registered mail. BNP expressly acknowledges that the foregoing waiver is intended to be irrevocable under the laws of the State of New York and of the United States of America; provided that BNP's consent to service contained in this Section 11 is solely for the purpose referred to in this Section 11
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and shall not be deemed to be a general submission to said courts or in the
State of New York other than for such purpose.

            12. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

            13. Limited Liability of Trustees. Notwithstanding any other provision of this Agreement, none of the trustees nor any other person holding a contingent or other beneficial interest in Holder shall have any personal liability for performance of any obligation of Holder under this Agreement.

            14. Termination. This Agreement shall terminate upon the earlier of
(i) the consummation of the Merger and (ii) the termination of the Merger Agreement pursuant to its terms. The date and time at which this Agreement is terminated in accordance with this Section 15 is referred to herein as the "Termination Date." Upon any termination of this Agreement, this Agreement shall thereupon become void and of no further force and effect, and there shall be no liability in respect of this Agreement or of any transactions contemplated hereby by the Merger Agreement on the part of any party hereto or any of its directors, officers, partners, stockholders, employees, agents, advisors, representatives or affiliates; provided, however, that nothing herein shall relieve any party from any liability for such party's wilful breach of this Agreement; and provided further that nothing herein shall limit, restrict, impair, amend or otherwise modify the rights, remedies, obligations or liabilities of any person under other contract or agreement, including, without limitation, the Merger Agreement.

            15. Expenses. Each party shall pay its own expenses in connection with this Agreement.

            16. Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability and shall not render invalid or unenforceable the remaining terms and provisions of this Agreement or affect the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.
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            IN WITNESS WHEREOF, this Agreement has been executed by or on behalf of each of the parties hereto, all as of the date first above written.

                                    BANQUE NATIONALE DE PARIS


                                    By:   /s/ Levy Garboua
                                          ------------------------------------
                                    Title:  Directeur General Delegue

                                    THE WILL AND ESTATE OF S.M. DAMON
                                    Shares of Company Common Stock: 7,900,000


                                    By:   /s/ David M. Haig
                                          ------------------------------------
                                          Trustee


                                    By:   /s/ Fred C. Wayland
                                          ------------------------------------
                                          Trustee


                                    By:   /s/ Paul Mullin Ganley
                                          ------------------------------------
                                          Trustee